RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Loeb & Loeb LLP
345 Park Avenue
New York, New York  10154

Attn:  Kenneth Freeman, Esq.




-----------------SPACE ABOVE THIS LINE FOR RECORDER'S USE ONLY------------------

                                                              [Corporate Center]


                        DEED OF TRUST, ASSIGNMENT OF RENTS,
                        SECURITY AGREEMENT AND FIXTURE FILING


THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING SECURES REVOLVING CREDIT INDEBTEDNESS. THE INDEBTEDNESS SECURED HEREBY IS COMPOSED OF REVOLVING CREDIT TYPE INDEBTEDNESS, THE OUTSTANDING BALANCE OF WHICH CAN FLUCTUATE UP OR DOWN ACCORDING TO PAYMENTS MADE ON THE INDEBTEDNESS AND SUBSEQUENT ADVANCES.


     THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING, made as of the 26th day of September, 1996, by CORPORATE REALTY INCOME FUND I, L.P., Delaware limited partnership (the "Trustor"), having an office at 406 East 85th Street, New York, New York 10028, to CHICAGO TITLE COMPANY, having an office at 700 South Flower Street, Los Angeles, California 90017 (the "Trustee"), for the benefit of FLEET BANK, NATIONAL ASSOCIATION, a national banking association (the "Beneficiary"), having an office at 56 East 42nd Street, New York, New York 10017.

                              W I T N E S S E T H:

     WHEREAS, the Trustor is the owner of the fee estate in those certain parcels of real property described in EXHIBIT A annexed hereto (together with the improvements now or hereafter located thereon, collectively, the "Premises"), and desires to convey the Premises in trust, to secure, among other obligations, a certain loan being made concurrently herewith by the Beneficiary to the Trustor, pursuant to the terms of a Loan Agreement of even date

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herewith between Trustor and Beneficiary (as the same may be amended or otherwise modified from time to time, the "Loan Agreement"); and

     WHEREAS, the indebtedness secured hereby is evidenced by that certain Secured Promissory Note of even date herewith in the principal amount of $24,000,000 (as the same may be amended or otherwise modified from time to time, the "Note") made by the Trustor to the Beneficiary, which Note provides for a variable rate of interest.

     NOW, THEREFORE,

     FOR THE PURPOSE OF SECURING payment of all of the liabilities and obligations of the Trustor to the Beneficiary evidenced by the Note, plus interest thereon and all sums necessary to protect the Beneficiary under this Trust Deed or under the other Security Documents (as hereinafter defined), and all other sums due and payable under the Security Documents, and all of the other Obligations (as hereinafter defined), the Trustor does hereby grant, transfer, assign, bargain, sell and convey, and by these presents does hereby irrevocably grant, transfer, assign, bargain, sell and convey, in trust, unto Trustee, and the Trustee's successors and assigns, in trust, with power of sale and right of entry and possession, all of the Trustor's estate, right, title and interest in and to the Premises; and

     TOGETHER with all and singular the easements, rights of way, air rights, reservations, privileges, choses in action, options, tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining, including, without limitation, all off-street parking rights and spaces, if any, and the reversion and remainder of any or all of the foregoing; and all of the estate, right, title, interest, claim or demand whatsoever of the Trustor therein and in and to the Premises and/or the improvements thereon, and in and to all strips and gores, and all alleys adjoining the land and in and to any land lying in the bed of any street, road or avenue, open or proposed, in front of, or adjoining or adjacent to the Premises, to the center line thereof, either in law or in possession or expectancy, now or hereafter acquired;

     TOGETHER with all of the right, title and interest of the Trustor in and to
(i) all buildings, vaults, and other improvements and additions thereto now erected or hereafter constructed or placed upon the Premises or any part thereof (the "Improvements"); (ii) to the extent

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permitted by law, the name or names, if any, as may now or hereafter be used for each Improvement and the good will associated therewith, as well as the trade names of the Improvements; and (iii) all machinery, devices, fixtures, apparatus, interior improvements, appurtenances and equipment of every kind and nature whatsoever now or hereafter attached to or placed in or upon the Premises or the Improvements, or any part thereof, or used or procured for use in connection with the operation of the Premises or any business conducted thereon (except for fixtures and personal property that are at any time the property of Space Tenants, as defined in SECTION 1.16, or independent contractors employed at the Premises), all of the foregoing, except as aforesaid, hereinafter collectively called "Building Service Equipment";

     TOGETHER with all the right, title and interest of the Trustor in and to all furniture, furnishings, decorations, chattels and other personal property now or hereafter in, on or at said Premises (except for trade fixtures and personal property that are at any time the property of Space Tenants), all of the foregoing, except as aforesaid, hereinafter collectively called "Furnishings;"

     TOGETHER with all right, title and interest of the Trustor in and to all insurance or other proceeds for damage done to the Improvements, Building Service Equipment or Furnishings and all awards heretofore made or hereafter to be made to or for the account of the Trustor for the permanent or temporary taking by eminent domain of the whole or any part of the Premises, the Improvements, the Building Service Equipment and the Furnishings or any lesser estate in, or easement appurtenant to, the Premises (including, without limitation, any awards for change of grade of streets), all of which proceeds and awards are hereby assigned to the Beneficiary, subject to the further provisions of this Trust Deed;

     TOGETHER with all of the rents, issues, income, revenues, royalties, proceeds, benefits and profits of the Mortgaged Premises (as hereinafter defined), including amounts payable under all Space Leases (as hereinafter defined), now in effect or hereafter entered into covering any part of the Mortgaged Premises, as well as all rights and interest of the Trustor as landlord thereunder, all of which are hereby assigned to the Beneficiary, subject, however, to the right of the Trustor, as licensee, to receive and use the same unless and until an Event of Default shall occur;


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     TOGETHER with all of the records and books of account now or hereafter maintained by the Trustor in connection with the operation of the Mortgaged Premises;

     TOGETHER with all water, water rights, shares of stock evidencing the same, mineral rights, ditches, ditch rights, reservoirs and reservoir rights appurtenant to, located on or used in connection with the Premises or the Improvements, whether existing now or hereafter acquired;

     TOGETHER with all deposits made with or other security given to utility companies or governmental branches or agencies by the Trustor with respect to the Mortgaged Premises, and all advance payments of insurance premiums made by the Trustor with respect thereto;

     TOGETHER with all licenses (including, but not limited to, any operating licenses or similar matters), contracts, management agreements, franchise agreements, permits, authorities or certificates required, used or useful in connection with the use, enjoyment, occupancy, management or operation of the Mortgaged Premises, except where the assignment or pledge of any such licenses, permits or other rights is prohibited by applicable statute or by any applicable issuing governmental agency; and

     TOGETHER with any and all of the Trustor's rights in and to any and all cash payments, reimbursements or other intangible rights arising in connection with the development, operation or maintenance of the Mortgaged Premises, including, without limitation, any tax appeal refunds, municipal reimbursements, governmental subsidy payments and governmentally-registered credits (such as emissions and reduction credits) (collectively, the "Payments and Intangibles");

     TOGETHER with all proceeds and products of the foregoing.

All of the foregoing estates, rights, privileges, interests and franchises hereby granted and released, assigned, transferred, set over and mortgaged, or intended so to be, being hereinafter collectively referred to as the "Mortgaged Premises".

     TO HAVE AND TO HOLD the Mortgaged Premises, now or hereafter owned absolutely or in fee by the Trustor, together with all rights, hereditaments and appurtenances in any way appertaining or belonging thereto, unto the Trustee, the successors and assigns of the Trustee, forever for the

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uses set forth herein, in trust, to secure the payment to the Beneficiary of the principal and of interest on the Note at the maturity thereof (whether by acceleration or otherwise), all other sums due under the Note or under this Trust Deed or under the Loan Agreement, the performance of all covenants and agreements in the Security Documents and all other obligations, whereupon this Trust Deed shall cease and be void and the Mortgaged Premises shall be released at the cost of the Trustor.


                                   ARTICLE I.

                               Certain Definitions


     In addition to other definitions contained herein, the following terms shall have the meanings set forth below, unless the context of this Trust Deed otherwise requires:

     1.1. "Affiliate" - shall mean (a) if with respect to a corporation, (i) any officer or director thereof and any person or entity who or which is, directly or indirectly, the legal or beneficial owner of more than ten (10%) percent of any class of shares or other equity security of such corporation, or (ii) any person or entity who or which, directly or indirectly, controls or is controlled by or is under common control with such corporation and (b) if with respect to a partnership or venture, any (i) general partner, (ii) general partner of a general partner, (iii) partnership with a common general partner, (iv) coventurer thereof, or (v) any person, trust, corporation, partnership, venture or other entity who or which, directly or indirectly, controls or is controlled by or is under common control with such partnership; and if any general partner or general partner of a general partner or coventurer is a corporation, any person or entity which is an Affiliate as defined in clause (a) above of such corporation. "Controls" (including the correlative meanings of "controlled by" and "under common control with") means effective power, directly or indirectly, to direct or cause the direction of the management and policies of such person or entity.

     1.2. "Backlease" means a sublease to the Trustor or its Affiliate made by a lessee under a Space Lease.

     1.3. "Beneficiary" shall mean the Beneficiary herein named or at any given time the holder or holders of this Trust Deed and the Note.

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     1.4. "Due and payable" when used with reference to the principal of, or premium or interest on, or when referring to any and all other sums secured by this Trust Deed or any other of the Security Documents shall mean due and payable, whether at the monthly or other date of payment or at the date of maturity specified in the Note, this Trust Deed or the other Security Documents; or by acceleration or call for payment as provided in the Note, hereunder or in the other Security Documents, or, in the case of Impositions, the last day upon which any charge may be paid without penalty and/or interest.

     1.5. "Default Rate" shall mean the Involuntary Rate (as such term is defined in the Note).

     1.6. "Event of Default" shall have the meaning assigned to such term in the Note.

     1.7. "Governmental Authorities" shall mean all federal, state, county, municipal and local governments and all departments, commissions, boards, bureaus and offices thereof, having or claiming jurisdiction over the Mortgaged Premises or any part thereof.

     1.8. "Impositions" shall mean all duties, taxes, water and sewer rents, rates and charges, assessments (including, but not limited to, all assessments for public improvements or benefit), charges for public utilities, excises, levies, license and permit fees and other charges, ordinary or extraordinary, whether foreseen or unforeseen, of any kind and nature whatsoever, which prior to or during the term of this Trust Deed will have been or may be laid, levied, assessed or imposed upon or become due and payable out of or in respect of, and become a lien on the Premises, the Improvements, Building Service Equipment, Furnishings or any other property or rights included in the Mortgaged Premises, or any part thereof or appurtenances thereto, or which are levied or assessed against the rent and income received by the Trustor from the Space Leases (as defined in SECTION 1.15) by virtue of any present or future law, order or ordinance of the United States of America or of any state, county or local government or of any department, office or bureau thereof or of any other Governmental Authority.

     1.9. "Legal Requirements" shall mean all present and future laws, ordinances, rules, regulations and requirements of all Governmental Authorities, and all orders, rules and regulations of any national or local board

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of fire underwriters or other body exercising similar functions, foreseen or unforeseen, ordinary or extraordinary, which may be applicable to the Mortgaged Premises or any part thereof, or to the sidewalks, alleyways, passageways, curbs and vaults adjoining the same, or to the use or manner of use of any of the foregoing, or to the owners, tenants, or occupants thereof, whether or not any such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements or shall interfere with the use or enjoyment of any of the foregoing, and shall also mean and include all requirements of the policies of public liability, fire and all other insurance at any time in force with respect to any of the foregoing.

     1.10. "Obligations" shall mean the (a) aggregate unpaid principal amount of, and accrued and unpaid interest on, the Note, plus (b) any and all indebtedness, obligations and other liabilities of the Trustor to the Beneficiary arising out of or in connection with or otherwise relating to the Note, the Loan Agreement or any of the Security Documents, and/or any agreement(s) of the Trustor with the Beneficiary pertaining thereto; in each case whether now or hereafter existing, direct or indirect, absolute or contingent, joint, several or independent, due or to become due, liquidated or unliquidated, held or to be held by the Beneficiary and whether created directly or acquired by assignment or otherwise.

     1.11. "Peg Rate" - shall have the meaning assigned to such term in the Note.

     1.12. "Permitted Encumbrances" shall mean each of the exceptions to coverage set forth in SCHEDULE B, PART I of that certain Preliminary Title Report dated September 26, 1996, issued by Chicago Title Insurance Company, to and accepted by the Beneficiary with respect to the Premises, and such other items as the Beneficiary, in its sole discretion, may approve in writing.

     1.13. "Person" shall mean and include any individual, corporation, partnership, unincorporated association, trust, governmental agency or authority or other entity.

     1.14. "Security Documents" shall have the meaning assigned to such term in the Note.

     1.15. "Space Lease" shall mean any and all leases, subleases, licenses, concession agreements or any other form of agreement, however denominated (written or verbal, now or hereafter in effect), in which the Trustor (or any predecessor in interest as owner of the Mortgaged Premises in the case of existing Space Leases) now or here-

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after grants a possessory interest in and to, or the right to use and occupy the
Mortgaged Premises, or any portion thereof, and all renewals, extensions, modifications, amendments and other agreements affecting the same.

     1.16. "Space Tenant" shall mean the tenant or other user or occupant of part or all of the Mortgaged Premises under any Space Lease.

     1.17. "State" shall mean the State of California.

     1.18. "to the best of the Trustor's knowledge" shall mean the actual knowledge of Robert F. Gossett, Jr., after reasonable inquiry and investigation.

     1.19. "Trust Deed" shall mean this instrument as originally executed or, if hereafter amended, modified or supplemented, as so amended, modified or supplemented.

     1.20. "Trustee" shall mean the Trustee herein named or any successor trustee designated pursuant hereto from time to time.

     1.21. "Trustor" shall mean the Trustor herein named, any subsequent owner or owners of the Mortgaged Premises, and its or their respective heirs, executors, administrators, successors and assigns, but this provision shall not be construed to limit the terms of SECTION 2.8 hereof.

                                   ARTICLE II.

                       Particular Covenants of the Trustor


     The Trustor covenants and agrees as follows:

     2.1. Payment of Indebtedness. The Trustor shall duly and punctually pay to the Beneficiary, as and when due and payable, the indebtedness evidenced by the Note and the other Obligations secured hereby. As used in this SECTION 2.1 and elsewhere in this Trust Deed, the term "indebtedness" shall mean and include the principal amount of the Note together with all interest thereon, any other payments due to the Beneficiary under the Loan Agreement and/or any of the Security Documents, all costs of collection provided for in the Note, the Loan Agreement or any of the Security Documents, and all other sums and charges at any time due under or otherwise secured by this Trust Deed.

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     2.2. Warranty of Title. The Trustor warrants that, to the best of the
Trustor's knowledge (a) the Mortgaged Premises are free and clear of all liens and encumbrances other than the Permitted Encumbrances; (b) it owns the Building Service Equipment and Furnishings free and clear of all liens and claims other than in favor of the Beneficiary; (c) this Trust Deed is and will remain a valid and enforceable first lien deed of trust on the Mortgaged Premises, subject only to the Permitted Encumbrances; and (d) the Trustor has the right and lawful authority to mortgage and convey the Mortgaged Premises in the manner and form herein provided. The Trustor represents and warrants to the Beneficiary, to the best of the Trustor's knowledge, and covenants for the benefit of the Beneficiary, as follows:

          (i) that the Trustor is lawfully seized and possessed of a fee in the Premises and that the Trustor holds good legal and marketable title thereto and to the rest of the Mortgaged Premises, subject only to the Permitted Encumbrances; and

          (ii) that the Mortgaged Premises are now free and clear of all liens and encumbrances whatsoever, other than the Permitted Encumbrances, that the Trustor has good right and lawful authority to mortgage and convey the same in the manner and form herein provided and that the Trustor will warrant and defend title to the Mortgaged Premises against all claims and demands whatsoever.

     2.3. To Maintain Priority of Lien.

     2.3.1. This Trust Deed is and will be maintained as a valid first lien deed of trust on the Mortgaged Premises, and the Trustor will not, directly or indirectly, create or suffer or permit to be created, or to stand against the Mortgaged Premises or any portion thereof, or against the rents, issues and profits therefrom, and will promptly discharge, any lien or charge prior to or upon a parity with or junior to the lien of this Trust Deed other than the Permitted Encumbrances; provided, however, that the Trustor shall not be required to pay any Imposition prior to the time it shall become due and payable subject to the provisions of SECTION 2.4.1 hereof, and nothing herein contained shall prevent the Trustor from contesting the validity of any such Imposition in accordance with the provisions of SECTION 2.4.4. The Trustor will keep and maintain the Mortgaged Premises, and every part thereof, free from all liens or lien notices, of Persons supplying labor and/or materials in connection with any construction, alteration, repair, improvement or replacement of the Improvements or of the Building Service Equipment and Furnishings. If any such lien shall be filed against the Mortgaged Premises, or any part thereof, the Trustor

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promptly shall discharge the lien of record, by bonding or otherwise. The
Trustor shall exhibit to the Beneficiary, upon request, appropriate receipts or other satisfactory evidence of the payment of the Impositions or any other item which may, if not paid, give rise to a lien against the Mortgaged Premises.

     2.4. To Pay Impositions.

     2.4.1. The Trustor will pay or cause to be paid, as and when due and payable, all Impositions levied upon the Mortgaged Premises or any part thereof. However, if by law, any Imposition may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance thereof), the Trustor shall have the right to exercise such option and to pay such Imposition, or cause it to be paid (together with any accrued interest on the unpaid balance) in installments as they fall due and before any fine, penalty, further interest or cost may be added thereto.

     2.4.2. If an Event of Default shall occur and be continuing, then upon demand of the Beneficiary, the Trustor shall deposit with the Beneficiary a sum which bears the same relation to the annual insurance premiums for all insurance required by the terms hereof and real estate taxes and assessments assessed against the Mortgaged Premises for the insurance period or tax year then in effect, as the case may be, as the number of months elapsed as of the date of such demand since the last preceding installment of said premiums or taxes or assessments shall have become due and payable bears to twelve (12). For the purpose of this computation, the month in which such last preceding installment of premiums or real estate taxes or assessments became due and payable and the month in which such demand is given shall be included and deemed to have elapsed. On the first day of the month next succeeding the month in which such demand is given, and thereafter on the first day of each and every month during the term of this Trust Deed, the Trustor shall deposit with the Beneficiary a sum equal to one-twelfth of such insurance premiums and such taxes and assessments for the then-current insurance period and tax year, so that as each installment of such premiums and taxes and assessments shall become due and payable, the Trustor shall have deposited with the Beneficiary a sum sufficient to pay the same. All such deposits shall be received and held as part of such deposit by the Beneficiary (all such deposits to be held in an account without interest thereon) and shall be applied to the payment of each installment of such premiums and taxes and assessments as they shall become

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due and payable. The Beneficiary shall, upon demand, furnish evidence to the
Trustor of the making of each such payment. If the amount of such premiums and taxes and assessments has not been definitely ascertained at the time when any such monthly deposits are required to be made, the Trustor shall make such deposits based upon the amount of such premiums and taxes and assessments for the preceding year, subject to adjustment as and when the amount of such premiums and taxes and assessments are ascertained. If at any time when any installment of such premiums and such taxes and assessments becomes due and payable the Trustor shall not have deposited a sum sufficient to pay the same, the Trustor shall, within five (5) days after demand, deposit any deficiency with the Beneficiary. Upon payment in full of the indebtedness secured by this Trust Deed, any remaining amount on deposit with the Beneficiary shall be repaid to the Person lawfully entitled thereto. If an Event of Default shall occur and be continuing, the Beneficiary may, at its option, apply all or any portion of the amounts then on deposit with the Beneficiary pursuant to this SECTION 2.4.2 first to the payment of any premiums, taxes or assessments then due, and any remaining amounts may be applied to the payment of the indebtedness. The Trustor shall deliver to the Beneficiary all insurance and tax bills promptly following receipt during any period when such monthly deposits are to be made with the Beneficiary.

     2.4.3. The Trustor will pay all taxes and other governmental charges (including, without limitation, stamp taxes), except income or franchise taxes or similar taxes based upon or measured by income, assessed by the United States government or any state or local governmental authority and imposed on the Beneficiary, its successors by reason of the ownership of this Trust Deed or the Note or the receipt of the interest or other sums payable thereunder or payable by either the Trustor or the Beneficiary upon any increase in the indebtedness secured hereby, or any modification, amendment, extension or consolidation of this Trust Deed. Without limiting the foregoing and subject to the limitations set forth above, the Trustor will also pay the whole of any tax imposed, directly or indirectly, on this Trust Deed or the Note or the receipt of any portion of the Indebtedness in lieu of a tax on the Mortgaged Premises or the Improvements and Building Service Equipment, whether by reason of (a) the passage after the date of this Trust Deed of any law of the State deducting from the value of real property for the purposes of taxation any lien thereon; (b) any change in the laws for the taxation of Trust Deeds or debts secured by trust deeds for state or local purposes; (c) a change in the means of collection of any such tax or

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otherwise; or (d) any tax, whether or not now existing, assessed against, or withheld from, interest or other payments made by the Trustor or assessed against this Trust Deed and which are assessed or levied by the government of any foreign nation or political subdivision thereof, provided such tax liability shall not result from the ownership of this Trust Deed by a Person not a citizen of, or an entity not formed under the laws of, the United States or any state. Within a reasonable time after payment of any such tax or governmental charge, the Trustor will deliver to the Beneficiary satisfactory proof of payment thereof, subject, however, to the right of the Trustor to contest Impositions as hereinafter set forth. If the Trustor shall fail to pay such tax or charge within fifteen (15) days after written notice, or if under applicable law the Trustor's payment or agreement to pay the same shall be unenforceable, the Beneficiary shall have the right to declare the entire unpaid indebtedness and all accrued and unpaid interest thereon due and payable on a date specified by the Beneficiary, but, in any event, not less than thirty (30) days after written notice to the Trustor.

     2.4.4. The Trustor shall have the right to contest the amount or validity, in whole or in part, of any Imposition, or to seek a reduction in the valuation of the Mortgaged Premises, or any part thereof, as assessed for real estate or personal property tax purposes by appropriate proceedings diligently conducted in good faith, but only after payment of such Imposition, unless such payment would operate as a bar to such contest or materially adversely interfere with the prosecution thereof, in which event the Trustor may postpone or defer payment of such Imposition (but not the payment of any monthly deposits pursuant to SECTION 2.4.2 hereof); and upon request by the Trustor, the Beneficiary shall postpone or defer payment of such Imposition; provided, however, that if at any time the Mortgaged Premises, the Building Service Equipment, the Furnishings, or any part thereof would, in the Beneficiary's reasonable judgment, by reason of such postponement or deferment be in imminent danger of being forfeited or lost, or if the Beneficiary might be subjected to any civil or criminal liability or other sanction, then the Trustor, on demand, shall immediately pay or cause to be paid the amount so contested and unpaid, together with all interest and penalties in connection therewith.

     2.4.5. The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition indicating the nonpayment of such Imposition shall be prima facie

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evidence that such Imposition is due and payable but unpaid at the time of the making or issuance thereof.

     2.5. Insurance; Restoration Following Casualty.

     2.5.1. Until the indebtedness secured hereby is paid in full, the Trustor shall at its own expense at all times maintain or cause to be maintained on all of the Mortgaged Premises (a) comprehensive general liability insurance, including umbrella liability insurance, covering all claims for bodily injury, including death, and property damage occurring on, in or about the Mortgaged Premises in an aggregate amount of not less than Five Million Dollars ($5,000,000) per occurrence, and a single limit of not less than Two Million Dollars ($2,000,000) per person and per occurrence for personal injury, bodily injury and property damage; the policy shall have no deductible or self insured retention requirements; the policy limits of such insurance, if requested by the Beneficiary, shall be increased from time to time to reflect what a reasonably prudent owner or lessee of buildings or improvements similar in type and locality to the Mortgaged Premises would carry; during any period of substantial alterations or improvements in, on or to the Mortgaged Premises, the Trustor will cause the comprehensive general liability insurance, including umbrella liability insurance, endorsed to provide owners' and contractors' protective liability coverage, including completed operations liability coverage; (b) physical damage insurance (all risk non-reporting property insurance, including earthquake insurance, with the Beneficiary named as loss payee), covering the Mortgaged Premises for loss or damages resulting from the perils of fire, lightning, earthquake, and such other risks and hazards as are provided under the current standard "Extended Coverage Endorsement" and vandalism and malicious mischief coverage, for the full replacement value of the Mortgaged Premises on a stipulated and agreed-amount basis; (c) if the Mortgaged Premises is in an area identified as a flood hazard area by the Secretary of Housing and Urban Development, flood insurance, to the extent obtainable, in an amount equal to the lesser of the full replacement value of the Mortgaged Premises or the maximum amount available under the Federal flood insurance program; (d) boiler and machinery insurance covering all boilers, machinery, air conditioning, pressure vessels, and similar type equipment commonly covered under a broad-form boiler and machinery policy, in an amount satisfactory to the Beneficiary; (e) insurance against such other risks of damage, hazards, casualties and contingencies in such amounts as the Beneficiary shall from time to time reasonably require, provided that insurance against such

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other risks, hazards, casualties or contingencies shall then be commonly carried by prudent owners or lessees of building or improvements in the locality similar in character, construction, use and occupancy to the Improvements, Building Service Equipment and Furnishings on, or constituting a part of, the Mortgaged Premises; and (f) loss of rents/business interruption coverage in an amount sufficient to pay all Impositions, insurance premiums, interest and principal installments and all other amounts due under the Note and the Loan Agreement and the normal operating expenses of the Mortgaged Premises, all for a period of one
(1) year. Furthermore, the Beneficiary reserves the right to require additional insurance and/or higher policy limits than heretofore specified if such additional insurance and/or higher policy limits are commercially reasonable for similar properties, which right may be exercised by written notice to the Trustor, and, as soon thereafter as practicable, but in any event within thirty
(30) days of the receipt thereof, the Trustor agrees to obtain insurance coverage complying with such notice. The proceeds of all such insurance (except the insurance specified in SECTION 2.5.1(a)) shall be paid solely to the Beneficiary and be held, applied or disbursed by the Beneficiary as provided in SECTIONS 2.5.7 and 2.5.8.

     2.5.2. All insurance required in SECTION 2.5.1 shall be evidenced by valid and enforceable policies, in form and substance as shall be required by the Beneficiary from time to time, and issued by and distributed among insurers of recognized responsibility having an A.M. Best's Guide of A:XII or better, a financial size category of Class XI or above, and the total limit of liability shall not exceed ten percent (10%) of the total policyholders' surplus. Such insurers shall be authorized to do business in the State and in all other respects shall be reasonably satisfactory to the Beneficiary. The originals of all such policies, or duplicate copies or certificates thereof, shall be delivered to the Beneficiary concurrently with the execution and delivery of this Trust Deed. Thereafter, all renewal or replacement policies, or duplicate copies or certificates thereof, shall be delivered to the Beneficiary not less than thirty (30) days prior to the expiration date of the policy or policies to be renewed or replaced, in each case accompanied by evidence reasonably satisfactory to the Beneficiary that all premiums currently payable with respect to such policies have been paid in full by or at the direction of the Trustor.

     2.5.3. All such insurance policies shall (a) except for any liability policy required hereunder,

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contain a standard noncontributory form of mortgagee clause (in favor of and entitling the Beneficiary to collect any and all proceeds payable under such insurance), as well as a standard waiver of subrogation endorsement, all to be in form and substance reasonably satisfactory to the Beneficiary; (b) provide that such policies may not be cancelled or amended without at least thirty (30) days prior written notice to the Beneficiary; and (c) provide that no act, omission or negligence of the Trustor, or its agents, servants or employees, or of any Space Tenant under any Space Lease, which might otherwise result in a forfeiture of such insurance or any part thereof, shall in any way affect the validity or enforceability of such insurance insofar as the Beneficiary is concerned. The Trustor shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss with any insurance required under this
SECTION 2.5. All losses under such insurance policies shall be adjusted by the Trustor in the case of any single instance of such damage or destruction not exceeding $200,000, by the Trustor and the Beneficiary in the case of any such single instance of damage or destruction exceeding such amount, provided that in no event shall the Trustor approve or consent to any final adjustment in any amount exceeding the amount specified above in this sentence without obtaining the Beneficiary's prior approval (which approval shall not be unreasonably withheld) of the amount of such adjustment, and solely by the Beneficiary in the case when an Event of Default exists and is continuing.

     2.5.4. The Trustor, at its expense, will furnish to the Beneficiary, within ninety (90) days after written demand, but in no event, except for reasonable cause, more frequently than annually, proof of the then full replacement value of each of the Improvements and the Building Service Equipment and Furnishings therein, such proof to be by appraisals reasonably satisfactory in form and substance to the Beneficiary and prepared by an appraiser (who may be an appraiser for the insurance company insuring such property) designated and paid for by the Trustor and approved by the Beneficiary, which approval shall not be unreasonably withheld or delayed.

     2.5.5. If the Beneficiary shall, by any means, acquire the title or estate of the Trustor in or to any portion of the Mortgaged Premises, it shall thereupon become the sole and absolute owner of all insurance policies affecting such portion of the Mortgaged Premises held by, or required hereunder to be delivered to, the Beneficiary, with the sole right to collect and retain all unearned premiums thereon; and the Trustor shall be entitled only to a credit

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in reduction of the then outstanding indebtedness secured hereby in the amount of the short rate cancellation refund, when and if received by Beneficiary. The Trustor agrees, immediately upon demand, to execute and deliver such assignments or other authorizations or instruments as may, in the reasonable opinion of the Beneficiary, be reasonably necessary or desirable to effectuate any of the provisions of this SECTION 2.5.5.

     2.5.6. If any of the Improvements, Building Service Equipment or Furnishings shall be damaged or destroyed, in whole or in part, by fire or other casualty, the Trustor shall give prompt notice thereof to the Beneficiary, and, without regard to the availability or adequacy of insurance proceeds, shall promptly following receipt of any insurance proceeds or the date when any such proceeds are made available to the Trustor in accordance with the terms hereof, commence to restore, replace, rebuild or alter the same as nearly as possible to the condition, character and value thereof existing immediately prior to such damage or destruction. Any insurance proceeds in respect of such damage or destruction, or any Award (as defined in SECTION 3.2) for a partial taking which is not a substantial or total taking, as such terms are referred to in ARTICLE III hereof, at the option of the Beneficiary, may either (i) be applied as a prepayment of the unpaid balance of the principal of the Note and of accrued and unpaid interest thereon and as a payment of any other sums due and owing under the Note, the Loan Agreement and the Security Documents, or (ii) be made available to pay or reimburse costs incurred for restoration, replacement or rebuilding necessitated as a result of such damage or destruction, or as a result of such taking, as the case may be, or (iii) be used for any other purpose or object deemed appropriate by the Beneficiary in connection with the Mortgaged Premises, provided, however, that the Beneficiary may not elect either option (i) or (iii) above if, and for so long as all of the following conditions (collectively, the "Insurance or Award Conditions" have been and remain satisfied: (a) no Event of Default has occurred and is continuing or would occur as a result of such casualty or taking and no event has occurred that with the passage of time or the giving of notice, or both, would constitute an Event of Default; (b) the balance of the insurance proceeds or such Award either initially paid to the Beneficiary or deposited with the Depository (as hereinafter defined) or remaining from time to time, shall be sufficient, in the Beneficiary's reasonable judgment, to complete the restoration, replacement or rebuilding, or the Trustor shall have deposited such sufficient funds with the Beneficiary or the Depository; and (c) the Beneficiary

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determines, in its reasonable discretion, that (i) the Loan to Value Ratio (as defined in the Loan Agreement, and taking into consideration the value of all of the Projects, as defined in the Loan Agreement) is not greater than 55%, and
(ii) the Debt Service Coverage Ratio (as defined in the Loan Agreement, and taking into consideration the loss of income resulting from such damage or destruction as projected by the Beneficiary in its reasonable discretion) is not less than 1.40:1.0. Notwithstanding the foregoing, if an event has occurred and is continuing that with the passage of time or the giving of notice, or both, would constitute an Event of Default but the same has not yet matured into an Event of Default, then, if the conditions set forth in the foregoing clauses (b) and (c) have been or will be, in the Beneficiary's reasonable judgment, satisfied, the Beneficiary shall not elect either option (i) or (iii) unless such event shall have matured into an Event of Default and, unless and until such event shall have so matured into an Event of Default or such event has been cured or shall otherwise cease to exist, the Beneficiary (or the Depository) shall not release any such insurance proceeds or Award and the same shall be held until an Event of Default occurs or the Default has been cured or shall otherwise cease to exist.

     2.5.7. Any such insurance proceeds (other than the proceeds of the rent insurance policy, which shall be paid as provided in SECTION 2.5.8 below) or Award which are to be applied to restoration, replacement or rebuilding of the Mortgaged Premises shall, after payment or reimbursement to the Beneficiary of all reasonable costs and expenses of the Beneficiary in collecting such proceeds or Award, be applied upon satisfaction of the following provisions and conditions:

          (a) If the damage be of such nature as to require the Trustor to construct a replacement for, or to alter in any material or substantial way, the damaged or destroyed items, the Trustor shall, before commencing any such work, submit copies of the plans and specifications therefor to the Beneficiary for the Beneficiary's approval, such approval to not be unreasonably withheld or delayed.

          (b) If after payment or reimbursement to the Beneficiary of all costs and expenses of the Beneficiary in collecting such insurance proceeds or Award, the aggregate insurance proceeds or Award received by reason of any single instance of such damage or destruction or condemnation, as the case may

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     be, shall be $200,000 or less such insurance proceeds or Award shall be paid to the Trustor, which shall hold all amounts so received in trust for application first to pay the entire cost of restoring, repairing, rebuilding or replacing the damaged or destroyed items, before any portion of such proceeds may be used or applied for any other purpose. If the aggregate net insurance proceeds or Award by reason of any single instance of such damage or destruction or condemnation, as the case may be, shall be more than $200,000 such sums shall be held and disbursed by Fleet Bank, National Association or, if this Trust Deed is held by another financial institution, by such financial institution or, if this Trust Deed is not held by a financial institution, by a financial institution selected by the then Beneficiary (the holder of such monies, the "Depository") in accordance with the following provisions of this SECTION 2.5.7.

          (c) The Beneficiary shall have received as to each such disbursement a certificate of the Trustor (i) requesting the payment of a specified amount of such insurance or condemnation proceeds; (ii) describing in reasonable detail the work and materials applied to the restoration, replacement or rebuilding of the damaged, destroyed or taken Improvement, or Building Service Equipment and/or Furnishings located therein, since the date of the last such certificate; (iii) stating that the requested amount does not exceed the cost of such work and materials; and (iv) stating that a request for payment for such work and materials has not previously been made, accompanied by:

               1. a certificate of an independent engineer or architect designated by the Trustor, who shall have been approved in writing by the Beneficiary (such approval not to be unreasonably withheld), stating (i) that the work and materials described in the accompanying certificate of the Trustor were satisfactorily performed and furnished and were necessary, appropriate or desirable to the restoration, replacement or rebuilding of the damaged, destroyed or taken Improvement, or Building Service Equipment and/or Furnishings; (ii) that the amount specified in such certificate of the Trustor does not exceed the reasonable cost of such work and materials; and (iii) the

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          additional amount, if any, required to complete the restoration, replacement or rebuilding of the damaged, destroyed or taken Improvement, Building Service Equipment and/or Furnishings; and

               2. evidence reasonably satisfactory to the Beneficiary (i) that there exists no filed or recorded lien, or lien notice, or encumbrance or charge in respect of all or any part of the Mortgaged Premises that is prior to or on a parity with the lien of this Trust Deed, except as may be permitted in the Permitted Encumbrances; (ii) that neither the Mortgaged Premises nor any part thereof is subject to any recorded or filed mechanic's, laborer's, materialman's or any similar lien, encumbrance or charge; and (iii) that none of the Building Service Equipment and Furnishings provided in connection with such restoration, replacement or rebuilding is subject to any security interest other than in favor of the Beneficiary;

     Upon satisfaction of the conditions set forth herein, the Beneficiary shall pay to the Trustor the amount of such insurance or condemnation proceeds requested in such certificate of the Trustor or consent to the Depository's payment thereof, as the case may be; provided, however, that in no event shall the balance of insurance or condemnation proceeds held by the Beneficiary and the Depository be reduced below the amount specified in such certificate of the independent engineer or architect as the amount required to complete the restoration, replacement or rebuilding of the damaged, destroyed or taken Improvement, Building Service Equipment and/or Furnishings. Each such payment, whether made by the Beneficiary or the Depository, shall be held by the Trustor in trust and shall be used solely for the payment of the cost of the work and materials described in the certificate of the Trustor, or if such cost or any part thereof has theretofore been paid by the Trustor out of its own funds, then for the reimbursement to the Trustor of any such cost or part thereof paid by it. Any balance of insurance or condemnation proceeds held by the Beneficiary after the completion of the restoration, replacement or rebuilding and payment of all costs incurred in connection therewith, to be evidenced by a certificate to such effect of such independent engineer or architect delivered to the Beneficiary, shall, if no Event of Default shall have occurred and be continuing, be released to the Person lawfully entitled thereto. Notwithstanding the foregoing,

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if the Trustor needs to make deposits with or payments to contractors prior to the work being performed, if the Beneficiary is otherwise obligated to allow funds to be used to rebuild or restore, the Beneficiary agrees that it will not unreasonably withhold or delay its consent to the Trustor's request that such deposits or advances payments be allowed.

     2.5.8. All proceeds of rent insurance payable as a result of the occurrence of any fire or other casualty which affects the Mortgaged Premises, or any part thereof, shall be paid to the Beneficiary or, if the Beneficiary is not a financial institution, the Depository. The Beneficiary or the Depository, as the case may be, if it shall receive such proceeds, shall hold such proceeds in trust if permitted under law, and in an account bearing interest (payable to or for account of the Trustor), and shall apply or cause such proceeds (including any net interest thereon) to be applied to the payment of those items referred to in SECTION 2.5.1(f) which become, and as they become, due and payable from and after the date of the occurrence of such damage or loss, until the completion of the necessary restoration or replacement by the Trustor or until the exhaustion of such proceeds (including any interest thereon), whichever first occurs. Upon completion of such restoration or replacement, any balance of such rent insurance proceeds, together with the interest thereon, if any, not theretofore applied as provided herein, in the hands of the Beneficiary or the Depository, as the case may be, shall, provided that no Event of Default shall have occurred and be continuing, be paid to the Person lawfully entitled thereto.

     2.5.9. Nothing in this SECTION 2.5 contained shall (i) relieve the Trustor of its duty to repair, restore, rebuild or replace the Improvements, Building Service Equipment and/or Furnishings following damage or destruction by fire or other casualty or taking in the event that no Award or an inadequate Award or that no or inadequate proceeds of insurance are available to defray the cost of such repairing, restoring, rebuilding or replacement (provided, however, the Trustor shall be permitted to receive the insurance proceeds upon satisfaction of the conditions set forth herein provided, in addition, that all of the Insurance or Award Conditions have been and remain satisfied), or (ii) relieve the Trustor of its obligation to pay principal and interest and to make all other payments required by the Note, the Loan Agreement and this Trust Deed subsequent to the occurrence of any fire or other casualty, or taking, except if, and to the extent that, any proceeds

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of rent insurance are applied by the Beneficiary in accordance with SECTION
2.5.8 to such required payments.

     2.5.10. If, while any insurance proceeds or Award is being held by the Beneficiary or the Depository, an Event of Default shall occur and be continuing, the Beneficiary shall be entitled to receive and apply all such insurance proceeds or Award in reduction of the indebtedness and other obligations secured by this Trust Deed, in such order and respective amounts, as the Beneficiary in its discretion shall determine.

     2.6. To Comply with Laws.

     2.6.1. The Trustor, at its own expense, will promptly cure all violations of law affecting the Mortgaged Premises, or any part thereof, and/or the use and operation thereof and will promptly comply, or cause to be complied with, all present and future Legal Requirements. However, the Trustor shall have the right, after prior notice to the Beneficiary, to contest by appropriate legal proceedings, diligently conducted in good faith, the validity or application of any Legal Requirement if and so long as the Trustor shall promptly furnish to the Beneficiary a certificate to such effect showing the steps taken to comply with such provisions, provided that:

          (a) if by the terms of any such Legal Requirement, compliance therewith pending the prosecution of any such proceeding may be delayed legally without incurring any lien, charge or liability of any kind against the Mortgaged Premises, or any part thereof, and without subjecting the Trustor or the Beneficiary to any liability, civil or criminal, for failure so to comply therewith, the Trustor may delay compliance therewith until the final determination of any such proceeding; and

          (b) if any lien, charge or civil liability would be incurred by reason of any such delay, the Trustor nevertheless, on the prior written consent of the Beneficiary, such consent not to be unreasonably withheld, may contest and delay compliance with the Legal Requirement, provided that such delay would not subject the Beneficiary to criminal liability and the Trustor (i) furnishes to the Beneficiary security reasonably satisfactory to the Beneficiary against loss or injury by reason of such contest or delay and (ii) prosecutes the contest with due diligence.

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     2.6.2. Notwithstanding the provisions of SECTION 2.6.1, if any delay in compliance with any Legal Requirement shall, in the reasonable judgment of the Beneficiary, place all or any part of the Mortgaged Premises in imminent danger of being forfeited or lost, the Trustor shall, upon written notice from the Beneficiary, immediately comply with such Legal Requirement.

     2.6.3. The Trustor will use and permit the use of the Mortgaged Premises only in accordance with the material requirements of any applicable licenses and permits issued by Governmental Authorities.

     2.6.4. The Trustor will procure, pay for and maintain (or cause to be procured, paid and maintained) all permits, licenses and other authorizations required to be procured and maintained by the owners and operators of the Mortgaged Premises for any then use of all or any part of the Mortgaged Premises then being made and for the lawful and proper operation and maintenance thereof.

     2.7. Limitation on Alterations and Demolition.

     2.7.1. The Trustor shall not voluntarily demolish, replace or alter the Mortgaged Premises, or any part thereof, or voluntarily make any addition thereto, or voluntarily construct any additional improvements thereon, or suffer any of the same to occur, whether structural or otherwise (collectively, "change"), without the prior written consent of the Beneficiary, which consent shall not be unreasonably withheld or delayed; provided, however, that if no Event of Default is continuing and such change involves an estimated cost of less than $100,000 and is non-structural or if no Event of Default is continuing and such change is non-structural and is being made to prepare space for a Space Tenant pursuant to a Space Lease entered into in accordance with the Loan Agreement, then, in either of such events, the Beneficiary's consent shall not be required; provided, further, however, that if any such change is required by law, the Trustor may make such change with the prior written consent of the Beneficiary, which consent the Beneficiary will not unreasonably withhold or delay. As a condition to any consent under this SECTION 2.7.1, the Beneficiary may require (a) that plans and specifications for the proposed work, prepared by a reputable architect reasonably satisfactory to the Beneficiary, be submitted to the Beneficiary for approval, and (b) that the Trustor obtain a payment and performance bond or other security reasonably satisfactory to the Beneficiary in form and amount reasonably satisfactory to the Beneficiary from the

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contractor or subcontractor performing the work unless such work amounts to less than $200,000 in aggregate total cost. All work performed by or on behalf of the Trustor shall be completed with all reasonable diligence and continuity, in a good and workmanlike manner, and in compliance with all applicable Legal Requirements. Unless, and to the extent that, the provisions of SECTION 2.7.2 be applicable, no Building Service Equipment or Furnishings shall be removed from the Mortgaged Premises during the course of any such work without prior notification to the Beneficiary and unless provision is made for return or replacement on or prior to the completion of the work. The provisions of this
SECTION 2.7.1. shall apply to any change made or required to be made by the Trustor in the course of complying with any other of the provisions of this Trust Deed. A duplicate set of all plans and specifications required to be filed with any Governmental Authority prior to, or at any time in connection with, any such alteration, demolition or new construction shall be furnished to the Beneficiary. The Trustor will pay on demand the reasonable expenses incurred by the Beneficiary in the review of plans and specifications provided for in this Trust Deed.

     2.7.2. The Trustor shall have the right, at any time and from time to time, to remove and dispose of any item of Building Service Equipment or Furnishings which may have become obsolete or unfit for use or which is no longer useful in the operation of the Improvements, provided that the Trustor promptly replaces such item with other Building Service Equipment or Furnishings, free of superior title, liens or claims (other than in favor of the Beneficiary) unless consent of the Beneficiary is first obtained, not necessarily of the same character but of at least equal quality, value and usefulness in connection with the operation and maintenance of the Mortgaged Premises, provided, further, however, no removal of any item of Building Service Equipment or Furnishings then having a fair market value of $50,000 or more shall be made without the prior written consent of the Beneficiary, which consent will not be unreasonably withheld or delayed. However, if by reason of technological or other developments in the operation and maintenance of buildings and other improvements of the general character of the Improvements or a change in the use of the Mortgaged Premises or any part thereof, no replacement of the Building Service Equipment or Furnishings so removed would be necessary or desirable for the proper operation or maintenance of the Improvements, the Trustor shall not be required to replace the item so removed.

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     2.8. Limitation on Disposition of the Mortgaged Premises.

     2.8.1. Except as expressly set forth in this Trust Deed or the Loan Agreement (including, without limitation, SECTIONS 5.01 and 6.21 of the Loan Agreement), the Trustor shall not directly or indirectly sell, assign, mortgage, alienate, pledge or otherwise transfer or further encumber the Mortgaged Premises or any part thereof or any interest therein or in any of the rents, profits or income generated thereby, whether voluntarily, involuntarily, by operation of law or otherwise, or lease all or any portion thereof or an undivided interest therein, without the prior written consent of the Beneficiary. The foregoing events are hereinafter referred as a "Transfer". Any transfer without prior written the consent of the Beneficiary is an Event of Default.

     2.8.2. If there shall be a violation of the terms and provisions of SECTION 2.8.1, whether by the Trustor or any other person, in addition to all other rights and remedies available to the Beneficiary under this Trust Deed, the Beneficiary shall have the option, by the giving of notice to the Trustor, of declaring the entire unpaid principal balance of the Note, together with all accrued and unpaid interest and all other sums and charges evidenced thereby or payable pursuant to the Loan Agreement, immediately due and payable.

     2.9. Maintenance of Mortgaged Premises; Covenant Against Waste; Inspection by the Beneficiary. The Trustor will not commit or permit waste on the Mortgaged Premises and, at its expense, will keep and maintain the Improvements, the Building Service Equipment and Furnishings in its (or their) present state of repair and condition, reasonable wear and tear excepted, and, if improved, in such improved state of repair and condition, reasonable wear and tear excepted; provided, that this shall not limit the Trustor's other obligations hereunder, such as compliance with laws. The Trustor shall do or cause to be done all maintenance and make or cause to be made all repairs as may be required by the landlord under any Space Lease. The Trustor will neither do nor permit to be done anything to the Mortgaged Premises that may materially impair the value thereof or which may violate any covenant, condition or restriction affecting the Mortgaged Premises, or any part thereof, or which would effect any material change therein or in the condition thereof that would increase the danger of fire or other hazard arising out of the operation of the Mortgaged Premises. Subject to the rights of Space Tenants, the

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Beneficiary, and its representatives and agents, may enter and inspect the
Mortgaged Premises at any time after reasonable notice (which may be oral) during usual business hours, and the Trustor shall, within thirty (30) days after demand by the Beneficiary (or immediately upon demand in case of emergency), make such repairs, replacements, renewals or additions, or perform such items of maintenance, to the Mortgaged Premises as the Beneficiary may reasonably require in order to cause the Mortgaged Premises to comply with the standards established in this SECTION 2.9.

     2.10. To Furnish Certificates; Other Reporting Requirements.

     2.10.1. The Trustor will, at its own expense, deliver to the Beneficiary, within fifteen (15) days after written request, but no more frequently than once per six (6) month period, a written statement executed by the Trustor, in recordable form, setting forth to the best of the Trustor's knowledge, the amount then unpaid upon the Note and secured by this Trust Deed and stating whether any offsets or defenses exist against the indebtedness secured hereby; and, if any such offsets or defenses are alleged to exist, then the factual basis and amount of such claimed offsets or defenses.

     2.10.2. The Trustor will, if requested by the Beneficiary, deliver to the Beneficiary a certificate of an officer of the general partner of the Trustor or of such general partner's general partner, to the effect that he is familiar with this Trust Deed and the other Security Documents, has reviewed the affairs of the Trustor, and to the best of his knowledge and belief there exists no Event of Default and no act or event has occurred or exists which with notice or lapse of time or both could become such an Event of Default, or if any such event or Event of Default exists, specifying it and what action the Trustor is taking to cause it to be remedied.

     2.11. After-Acquired Property. All right, title and interest of the Trustor in and to all improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Premises hereafter acquired, constructed, assembled or placed on the Mortgaged Premises, immediately upon such acquisition, construction, assembly or placement, as the case may be, and in each such case without any further mortgage, conveyance or assignment or other act of the Trustor, shall become subject to the lien of this Trust Deed as fully and completely, and with the same effect, as though now owned by

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the Trustor and specifically described in the granting clauses hereof; and at any time and from time to time the Trustor, on demand, will execute, acknowledge and deliver to the Beneficiary any and all such further assurances, mortgages, conveyances or assignments as the Beneficiary may reasonably require to further evidence, confirm and perfect the provisions of this SECTION 2.11.

     2.12. Further Assurances. The Trustor shall, at its sole cost and without expense to the Beneficiary, on demand, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as the Beneficiary shall from time to time reasonably require for better assuring, conveying, assigning, transferring and confirming unto the Beneficiary the property and rights hereby mortgaged or assigned or intended now or hereafter so to be, or which the Trustor may be or may hereafter become bound to convey, mortgage or assign to the Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Trust Deed, or for filing, registering or recording this Trust Deed.

     2.13. Recorded Instruments. The Trustor will promptly perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions of all instruments of record affecting the Mortgaged Premises (other than non-consensual encumbrances hereafter affecting the Mortgaged Premises, the validity or enforceability of which the Trustor is contesting in accordance with this Trust Deed) where non-compliance therewith affects the security of this Trust Deed or imposes any duty or obligation upon the Trustor or any Space Tenant. The Trustor shall do or cause to be done all things reasonably required to preserve intact and unimpaired and to renew any and all rights-of-way, easements, grants, appurtenances, privileges, licenses, franchises and other interests and rights in favor of or constituting any portion of the Mortgaged Premises. The Trustor will not, without the prior written consent of the Beneficiary, which consent shall not be unreasonably withheld or delayed, initiate, join in or consent to any private restrictive covenant or other public or private restriction as to the use of all or any portion of the Mortgaged Premises. The Trustor will, however, comply with all lawful restrictive covenants and zoning ordinances and other public or private restrictions affecting all or any portion of the Mortgaged Premises.

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                                  ARTICLE III.

                                  Condemnation


     3.1. Notice of Taking. The Trustor shall promptly notify the Beneficiary if the Trustor receives notice of the institution of any proceeding or negotiations for the taking of the Mortgaged Premises, or any part thereof, whether for permanent or temporary use and occupancy in condemnation or by the exercise of the power of eminent domain or by agreement of interested parties in lieu of such condemnation (all the foregoing called a "taking"); shall keep the Beneficiary currently advised, in detail, as to the status of such proceedings or negotiations and will promptly give to the Beneficiary copies of all notices, pleadings, judgments, determinations and other papers received or delivered by the Trustor in connection with any such proceedings. The Beneficiary shall have the right to appear and participate in such proceedings and may be represented by counsel. The Trustor will not, without the Beneficiary's prior written consent, which consent shall not be unreasonably withheld or delayed, enter into any agreement for the taking of the Mortgaged Premises, or any part thereof, with anyone authorized to acquire the Mortgaged Premises by eminent domain or in condemnation.

     3.2. Condemnation Award. If the Mortgaged Premises shall be the subject of a taking the Beneficiary shall be entitled to and shall receive the total of such portion of all awards made that shall be allowed to the Trustor with respect to all the right, title and interest of the Trustor in and to the Mortgaged Premises (the award made in any total, partial or temporary taking is herein called the "Award"), provided that the obligations of the Trustor to perform the terms, covenants and conditions of this Trust Deed, if any, affected by such taking shall continue unimpaired until the actual vesting of title in such proceeding and the actual receipt by the Beneficiary of the Trustor's share of the entire Award resulting from such taking.

     3.3. Application of Award. The Beneficiary shall have the option of treating a total taking or a substantial taking (as hereinafter defined) as an Event of Default and of accelerating the entire indebtedness secured hereby, in which event it shall apply the Trustor's entire Award in reduction of such indebtedness (including principal, interest and other sums secured hereby, in such order as the Beneficiary may determine) and shall turn over any balance

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remaining, if any, to the Person lawfully entitled thereto; or if the
Beneficiary shall not so elect to accelerate the indebtedness and apply the Award thereto, then the total Award shall, regardless of amount, be deposited with the Beneficiary or with the Depository, the Trustor hereby agreeing to elect that such proceeds be held and disbursed by the Depository in accordance with SECTIONS 2.5.6, 2.5.7, 2.5.8, 2.5.9 and 2.5.10 hereof for restoration required to be made by the Trustor. If there be a partial taking, the net proceeds of the Award shall be deposited with the Beneficiary and applied by the Beneficiary in accordance with the provisions of SECTIONS 2.5.6, 2.5.7, 2.5.9 and 2.5.10. Any Award remaining after the completion of such restoration, replacement or rebuilding shall be applied in reduction of the indebtedness (including principal, interest and other sums secured hereby) in such order as the Beneficiary shall determine. A partial taking is substantial only if it materially decreases the fair market value of the Mortgaged Premises and the remainder of the Mortgaged Premises cannot be restored to an economically viable whole.

     3.4. Temporary Taking. If any Award payable to the Trustor on account of a taking for temporary use or occupancy is made in a lump sum or is payable other than in equal monthly installments, the Trustor shall pay over such Award to the Depository and such Award shall be applied to installments of Impositions and of principal and interest and all other charges secured by this Trust Deed or due under the Note, the Loan Agreement, or the other Security Documents as and when the same become due and payable. Any unapplied portion of such Award held by the Depository when such taking ceases or expires (if no Event of Default has then occurred and is continuing), or after the indebtedness secured by this Trust Deed or due under the Loan and Security Documents shall have been paid in full, shall be paid to the Person lawfully entitled thereto.

     3.5. The Trustor's Obligation to Restore. If all available proceeds of the Award are made available to the Trustor for restoration, replacement or rebuilding pursuant hereto, the Trustor shall be obligated promptly to restore, replace, rebuild or alter any Improvements or Building Service Equipment affected by a taking so as to restore the Mortgaged Premises to an economically viable whole, all without regard to the adequacy of the proceeds of an Award, if any, made available to the Trustor.

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                                   ARTICLE IV.

                   Assignment of Space Leases, Rents, Profits and Other Income as Further Security, Etc.


     4.1. Assignment of Space Leases, Rents, Issues and Profits. Subject to the Trustor's rights herein, including those set forth in SECTION 4.3.2 below, the Trustor hereby absolutely, presently and irrevocably transfers, assigns and sets over unto the Beneficiary all right, title and interest of the Trustor in and to all Space Leases, if any, now or hereafter entered into with respect to all or any part of the Mortgaged Premises, and all renewals, extensions, subleases or assignments thereof, and all other occupancy agreements (written or oral), by concession, license or otherwise, together with all of the rents, income, receipts, revenues, issues and profits arising therefrom (the "Collateral").

     4.2. The Trustor's Covenants Regarding Space Leases.

     4.2.1. Without the prior consent and approval of the Beneficiary in each instance, the Trustor will not (a) assign, pledge, hypothecate or otherwise encumber any of the Space Leases or the rents, income, issue and profits of the Mortgaged Premises; or (b) enter into any Space Leases affecting the Mortgaged Premises or any part thereof, unless such Space Lease is expressly subordinate to the lien of this Trust Deed and to any consolidation, extension, renewal, recasting or refinancing hereof and the Space Lease provides, in substance, that in the event of enforcement by the Beneficiary of the remedies provided for by law or by this Trust Deed, each Space Tenant shall, at the option of the Beneficiary, enter into a agreement with the Beneficiary which shall provide, among other things, that (i) such Space Tenant shall attorn to any person succeeding to the interest of the Trustor as a result of such enforcement and shall recognize such successor in interest as landlord under such Space Lease without change in the terms or other provisions thereof, (ii) such successor shall not be bound by any payment of rent or additional rent for more than one
(1) month in advance or any amendment or modification of any such Space Lease made without the Beneficiary's written consent, and (iii) such successor shall not disturb the possession of the Space Tenant provided certain conditions (as determined by the Beneficiary) have been satisfied, including, without limitation, that the Space Tenant shall not be in default

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under the terms of the Space Lease; or (c) enter into any Space Leases without the prior written consent of the Beneficiary unless permitted in SECTION 6.21 of the Loan Agreement.

     4.2.2. The Trustor further represents, warrants, covenants and agrees that:

          (a) To the best of its knowledge, each Space Lease is (or, when executed, will be) a valid and legally enforceable obligation of the parties thereto, in full force and effect.

          (b) With respect to each Space Lease and the Space Tenant security deposits thereunder, any and/or all of such security deposits shall be held as required by the Space Lease but in no event in a manner other than that required by law.

          (c) The Trustor shall, at its sole cost and expense, keep, observe, perform and discharge, duly and punctually, all and singular the material obligations, terms, covenants, conditions, representations and warranties of each Space Lease on the part of the Trustor to be kept, observed, performed and discharged.

          (d) (i) Except as herein in this clause (i) expressly provided, the Trustor shall, at its sole cost and expense, maintain the Space Leases in full force and effect; the Trustor will not waive its rights under or materially modify, change, supplement, alter or amend ("Change"), nor shall the Trustor surrender (whether partial or total), terminate, cancel or subordinate, any of the Space Leases or enter into any Backlease (whether through an Affiliate or otherwise), and any such attempted Change, surrender, termination, cancellation or subordination or Backlease shall be void, unless, in each case, the prior written consent thereto of the Beneficiary shall have been obtained. Notwithstanding the foregoing, the Trustor may (x) terminate any Space Lease under 10,000 rentable square feet as a result of a default by the tenant under such Space Lease and/or (y) consent to any sublease or assignment of any Space Lease under 10,000 rentable square feet provided (aa) such termination or consent is being effected in the ordinary course of the Trustor's business, (bb) no Event of Default then exists and no event has occurred that with the passage of time or the giving of notice or both would

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      constitute an Event of Default, and (cc) the Beneficiary determines, in its reasonable discretion, that upon the effectiveness of such termination, assignment or sublease (i) the Loan to Value Ratio (as defined in the Loan Agreement, and taking into consideration the value of all of the Projects, as defined in the Loan Agreement) is not greater than 55%, and (ii) the Debt Service Coverage Ratio (as defined in the Loan Agreement, and taking into consideration the loss of income resulting from such termination, assignment or sublease, as projected by the Beneficiary in its reasonable discretion) is not less than 1.40:1.0. A material Change shall include but not be limited to any material Change in the amount or time of payment of the rent or additional rent, the length of term or square footage of the premises under any Space Lease or any other Change which would materially adversely affect the Trustor's rights under the Space Lease, or would affect the Beneficiary's rights under the Space Lease or the value of the Space Lease as collateral security for the indebtedness.

               (ii) The Trustor shall, at its sole cost and expense, enforce the Space Leases in accordance with their terms; and shall appear in and defend any action or proceeding arising to which it is a party under or in any manner connected with any of the Space Leases.

          (e) The Trustor shall deliver to the Beneficiary a copy of each notice of default sent or received by it relating in any way to any Space Lease promptly upon, but in any event within five (5) business days after, its sending or receipt thereof.

     4.3. The Trustor's Rights and Powers.

     4.3.1. The Trustor hereby irrevocably, in the name of the Trustor or otherwise, authorizes and empowers the Beneficiary, and assigns and transfers unto the Beneficiary, and constitutes and appoints the Beneficiary its true and lawful attorney-in-fact, coupled with an interest and as its agent, irrevocably, with full power or substitution for it and in its name, but solely for the following purposes: (i) to exercise and enforce every right, power, remedy, authority, option and privilege of the Trustor under the Space Leases, and as such attorney-in-fact, the Beneficiary may subordinate, terminate, cancel or modify the Space Leases, accept the surrender of the Space Leases, give any notice, take any

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action resulting in such subordination, termination, cancellation, modification or surrender, give any authorization, furnish any information, make any demands, execute any instruments and take any and all other action on behalf of and in the name of the Trustor which in the opinion of the Beneficiary may be necessary or appropriate to be given, furnished, made, exercised or taken by the Trustor under the Space Leases in order to comply therewith, to perform the conditions thereof or to prevent or remedy any default by the Trustor thereunder or to enforce any of the Trustor's rights and remedies thereunder, and (ii) to ask, require, demand, receive and collect and give acquittances for the Income (as hereinafter defined), and on nonpayment thereof to sue for, recover and receive the same, and on payment thereof to give sufficient releases, receipts, discharges and acquittances thereof; to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Beneficiary may deem to be necessary or advisable; provided, however, that the power provided for in this sentence may not be exercised by the Beneficiary unless an Event of Default shall have occurred and be continuing. "Income" shall mean all deposits, rents, issues, profits, revenues, royalties, and other revenue producing arrangements, whether written or oral, and all monetary benefits of, and/or derived from, and/or sums payable under and by virtue of the Space Leases and/or the Premises.

     4.3.2. So long as there shall not have occurred and then be continuing any Event of Default and until such right of the Trustor is terminated by the Beneficiary as provided in SECTION 4.3.3, the Beneficiary will not exercise its rights pursuant to SECTION 4.3.1, and, notwithstanding anything in SECTION 4.3.1 to the contrary, the Trustor shall have the right (but limited as hereinafter provided) to exercise all of its rights under the Space Leases, including, without limitation, to collect and receive all rents, income, receipts, revenues, issues and profits arising therefrom, provided that the Trustor shall at all times comply with, observe and perform, in the exercise of such right, all of the provisions of this Trust Deed and the other Security Documents applicable to the Space Leases; provided, further, that no action shall be taken or failed to be taken by the Trustor which would impair the Collateral or any other collateral security for the Obligations provided for in the Security Documents.

     4.3.3. The Beneficiary, upon the occurrence and during the continuance of an Event of

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Default, at its option and upon written notice to the Trustor, shall have the right to terminate the right of the Trustor to exercise its rights under the Space Leases, and, thereupon, in addition, the Beneficiary, at any time thereafter, at its option, shall have the complete right, power and authority hereunder to exercise and enforce all rights, powers, remedies, authority, options and privileges of the Trustor under the Space Leases in the name of the Trustor or the Beneficiary, to enforce all obligations of the other parties to the Space Leases and to exercise and enforce all of its rights and remedies hereunder and under law not exercisable prior to an Event of Default.

     4.3.4. The Trustor does hereby direct each and all of the Space Tenants under the Space Leases and all contractual obligors of the Trustor to pay any Income to the Beneficiary upon written demand for payment thereof by the Beneficiary without further inquiry. It is understood and agreed, however, that no such demand shall be made unless an Event of Default shall have occurred and be continuing. No such Space Tenant or obligor shall be obliged to account to the Trustor for any amounts paid to the Beneficiary by reason of any payment made to the Beneficiary pursuant to such demand and, upon any such payment to the Beneficiary, shall be pro tanto released from their obligations to the Trustor with respect to such payment. Each Space Tenant shall be permitted to rely on any communication from the Beneficiary pursuant hereto, and under no circumstances shall such Space Tenant be obligated to the Trustor for any payments made to the Beneficiary hereunder. Until such demand is made, the Trustor is authorized to collect or enforce or continue collecting or enforcing such Income in accordance with the provisions of this Trust Deed.

     4.3.5. The Beneficiary shall not have any duty as to the collection or protection of the Collateral or any income thereon or payments with respect thereto, or as to the preservation of any rights pertaining thereto beyond the safe custody of any thereof actually in its possession. In no instance shall the Beneficiary be responsible to lessees for payment of interest upon, or return of, any lease security deposits, except as provided by law or as provided in the leases and then only if and to the extent that such deposits are received by the Beneficiary. The Trustor hereby waives notice of acceptance hereof, and except as otherwise specifically provided herein or required by provision of law which may not be waived, hereby waives any and all notices or demands with respect to any exercise by the Beneficiary of any rights or powers which it may have

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or to which it may be entitled with respect to the Collateral.

     4.3.6. The Trustor hereby irrevocably constitutes and appoints the Beneficiary as the true and lawful attorney-in-fact of the Trustor, which appointment is coupled with an interest, with full power of substitution, to proceed from time to time in the Trustor's name in any statutory or non-statutory proceeding affecting the Trustor or any Collateral, and the Beneficiary or its nominee may (i) execute and file proof of claim for the full amount of any Collateral and vote such claims for the full amount thereof (A) for or against any proposal or resolution, (B) for a trustee or trustees or for a receiver or receivers or for a committee of creditors and/or (C) for the acceptance or rejection of any proposed arrangement, plan of reorganization, composition or extension, and the Beneficiary or its nominee may receive any payment or distribution and give acquittance therefor and may exchange or release Collateral; (ii) endorse any draft or other instrument for the payment of money, execute releases and negotiate and enter into settlements; and (iii) execute all such other documents or instruments as may be necessary or expedient to be executed by the Trustor for any of the purposes of this Trust Deed; provided, however, that the power provided for in this sentence may be exercised by the Beneficiary only while an Event of Default is continuing. The Beneficiary shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     4.4. Remedies and Entry Upon Default.

     4.4.1. So long as no Event of Default shall have occurred and be continuing, the Trustor shall have the right to collect (but not more than one
(1) month in advance) and retain all of the rents, gross receipts and other payments, if any, from the Space Leases and from the Mortgaged Premises generally, and the Beneficiary agrees that customary initial rent payments, security deposits and reimbursements by a Space Tenant to the Trustor on account of alterations made by the Trustor for the benefit of the Space Tenant are permissible advance payments by the Space Tenant.

     4.4.2. Upon any Event of Default, the Beneficiary may, but shall not be obligated to:

          (a) terminate the rights of the Trustor referred to in SECTION 4.3 hereof and exercise all of

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     the powers, rights and remedies provided for in SECTION 4.3 hereof, including those to be exercised only from and after an Event of Default;

          (b) at any time and from time to time, without notice to, or assent by, the Trustor or any other Person, but without affecting any of the Obligations, in the name of the Trustor or in the name of the Beneficiary, notify the account debtors and obligors on any or all of the Space Leases to make payment and performance directly to the Beneficiary, and demand, collect, receive, compound and give acquittance for the Space Leases or any part thereof; extend the time of payment and performance of, compromise or settle for cash, credit or otherwise, upon any terms and conditions, any of the Space Leases; endorse to the order of the Beneficiary checks, drafts or other orders or instruments for the payment of moneys payable to the Trustor which shall be issued in respect of any of the Space Leases; file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Beneficiary necessary or advisable for the purpose of collecting upon or enforcing any of the Space Leases; and execute any instrument and do all other things deemed necessary and proper by the Beneficiary to protect and preserve and realize upon the Space Leases and/or the other rights contemplated hereby; the Trustor hereby irrevocably constitutes and appoints the Beneficiary as such the Trustor's lawful attorney-in-fact, coupled with an interest, and its agent for the foregoing purposes;

          (c) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all Income that may then be or may thereafter become due, owing or payable with respect to the Premises or any part or parts thereof from any present or future lessees, tenants, subtenants or occupants thereof or from any present or future contract obligors; and/or

          (d) pay, in such order as the Beneficiary in its sole discretion shall determine, from and out of the Income collected in connection with the Premises and/or the Collateral or any part or parts thereof or from or out of any other funds (less the expense of collection, including reasonable attorneys' fees and disbursements), any taxes, assessments, water rates, sewer rates, or other government or other charges levied, assessed or imposed against the


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     Premises or any part or part thereof, and also any and all other charges, costs and expenses which the Beneficiary deems necessary or advisable to pay in respect of the management or operation of the Premises, including, without limitation, the costs of insurance policies, repairs and alterations, commissions for renting the Premises or any part or parts thereof, legal expenses in enforcing claims, preparing papers or procuring any other services that may be required and any amounts payable under or pursuant to any Lease; all amounts so paid and expended shall be payable on demand, together with interest at the Involuntary Rate from the date incurred until paid, and be deemed to be included within the Obligations and secured by this Trust Deed; the provisions of this ARTICLE and the rights given to the Beneficiary hereby shall inure to the benefit of the Beneficiary even though the Beneficiary does not enter and take possession of the Premises; any balance remaining after the indebtedness secured hereby and the other obligations of the Trustor under the Loan and Security Documents shall have been paid in full shall be turned over to the Person lawfully entitled thereto. Neither the entry upon and taking possession of the Mortgaged Premises, nor the collection and application of the rents, gross receipts or other charges thereof, nor any other action taken by the Beneficiary in connection therewith, shall cure or waive any default hereunder or waive or modify any notice thereof or notice of acceleration of the Note theretofore given by the Beneficiary.

     4.4.3. If an Event of Default shall have occurred and be continuing, a notice in writing by the Beneficiary to the Space Tenants under the Space Leases advising them that the Trustor has defaulted hereunder and requesting that all future payments of rent, additional rent or other charges under the Space Leases be made to the Beneficiary (or its agent) shall be construed as conclusive authority to such Space Tenants that such payments are to be made to the Beneficiary (or its agent). Each Space Tenant shall be fully protected in making such payments to the Beneficiary (or its agent) and be given full credit against its obligations under the applicable Space Lease to the extent of payments made to the Beneficiary (or its agent) pursuant to any such notice; and the Trustor hereby irrevocably constitutes and appoints the Beneficiary the attorney-in-fact and agent of the Trustor, coupled with an interest, for the purpose of endorsing the consent of the Trustor on any such notice.

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     4.5. No Obligation of Beneficiary.

     4.5.1. The Beneficiary shall not be obligated to perform or discharge any obligation of the Trustor as a result of the assignment hereby effected, and the Trustor hereby agrees to indemnify and hold the Beneficiary harmless from and against any and all liability, loss or damage which the Beneficiary may incur by reason of any act of the Beneficiary under this Trust Deed, other than as a result of the Beneficiary's willful misconduct or gross negligence and other than as a result of the Beneficiary's misconduct or negligence after the Beneficiary has taken possession of the Premises. Should the Beneficiary (i) incur any such liability, loss or damage by reason of this Trust Deed and which is covered by the foregoing indemnity, or in defense against any such claims or demands, or (ii) perform any acts or covenants on the part of the Trustor to be performed under the Space Leases, or (iii) pay for the account of the Trustor (other than from Income or from funds delivered to the Beneficiary by the Trustor to be held in trust for such purpose), any and all sums, costs and expenses for the discharge of taxes, assessments, water rents or other liens against the Collateral or any part thereof, or on account of insurance premiums or repairs, and also any amounts and expenses necessary to perform any covenants and conditions to be performed on the part of the Trustor under the Space Leases, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon at the Involuntary Rate from the date such expenses were paid by the Beneficiary to the date of payment to the Beneficiary by the Trustor, shall be included in the Obligations secured by this Trust Deed, and the Trustor shall reimburse the Beneficiary therefor upon demand.

     4.5.2. The acceptance by the Beneficiary of this Trust Deed, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Beneficiary to appear in or defend any action or proceeding relating to the Collateral, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge
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                                   ARTICLE V.

                Security Agreement Under Uniform Commercial Code

     5.1. This Trust Deed shall constitute a security agreement and a fixture filing within the meaning of the Uniform Commercial Code of the State (the "Code"), and the Beneficiary shall be deemed to be the "secured party" (as that term is defined in the Code). The Trustor hereby grants to the Beneficiary, as additional collateral for the obligations under the Note and the other Obligations secured hereby, a security interest in and to all of the Mortgaged Premises which are considered or as shall be determined to be personal property or "fixtures" (as defined in the Code), including, without limitation, the Building Service Equipment, the Furnishings, the Payments and Intangibles, all books, records, licenses and certificates of the Trustor relating to the Mortgaged Premises, together with all replacements thereof, substitutions therefor or additions thereto (said property being sometimes hereinafter referred to as the "Personal Property"). The Trustor agrees that a security interest shall attach to the Personal Property for the benefit of the Beneficiary to secure the indebtedness evidenced by the Note and the other Obligations secured by this Trust Deed and all other sums and charges which may become due hereunder, thereunder or under any of the other Security Documents. The Trustor hereby authorizes the Beneficiary to file financing and continuation statements with respect to the Personal Property without the signature of the Trustor, if permitted by the Code. In any event the Trustor covenants to execute such financing and continuation statements as the Beneficiary may reasonably request. If an Event of Default shall occur and be continuing, the Beneficiary, pursuant to the appropriate provisions of the Code, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of real property under this Trust Deed and the law of the State, in which event the default provisions of the Code shall not apply. The Trustor agrees that, in the event the Beneficiary shall elect to proceed with respect to the Personal Property separately from the real property, unless a greater period shall then be mandated by the Code, five (5) days notice of the sale of the Personal Property shall be reasonable notice. The expenses of retaking, holding, preparing for sale and selling incurred by the Beneficiary shall be assessed against the Trustor and shall include, but not be limited to, the reasonable legal expenses incurred by Beneficiary. The Trustor agrees that it will not remove or permit to be removed from the Mortgaged Premises any of the Personal

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Property without the prior written consent of the Beneficiary except as set forth in SECTION 2.7.2. All replacements, renewals and additions to the Personal Property shall be and become immediately subject to the security interest of this Trust Deed and the provisions of this ARTICLE V. The Trustor warrants and represents that all Personal Property now is free and clear of all liens, encumbrances or security interests other than the Permitted Encumbrances, and that all replacements of the Personal Property, substitutions therefor or additions thereto, unless the Beneficiary otherwise consents, will be, free and clear of liens, encumbrances or security interests of others.


                                   ARTICLE VI.

                         Events of Default and Remedies


     6.1. Events of Default. The whole of the outstanding Principal Amount (as defined in the Note) and accrued interest evidenced by the Note shall, at the option of the Beneficiary, become due upon the happening of an Event of Default; provided, however, that upon the occurrence of a default specified in SECTIONS 5.01(f) or 5.01(g) of the Loan Agreement, or upon the occurrence of any other default specified in any Loan Document (as defined in the Loan Agreement) where provision is made for acceleration to occur automatically as a consequence thereof, all sums owing to the Beneficiary thereunder shall automatically become immediately due and payable.

     6.2. Remedies. If an Event of Default shall occur and be continuing, the Beneficiary, at its option, may:

     6.2.1. by notice to the Trustor, declare the entire principal amount of the Note then outstanding and all accrued and unpaid interest thereon and all obligations of the Trustor to the Beneficiary to be immediately due and payable, and upon such declaration such principal and interest and all obligations of the Trustor to the Beneficiary shall become and be immediately due and payable, anything in the Note, the Loan Agreement or in this Trust Deed or in any of the other Security Documents to the contrary notwithstanding;

     6.2.2. as a matter of right and without notice to the Trustor or anyone claiming under the Trustor,

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and without regard to the then value of the Mortgaged Premises or the interest of the Trustor therein, to apply to any court having jurisdiction to appoint a receiver or receivers of the Mortgaged Premises, and the Trustor hereby irrevocable consents to such appointment and waives notice of any application therefor; any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Beneficiary in case of entry as provided in this Trust Deed, and shall continue as such and exercise all such powers until the later of (i) the date of confirmation of sale of the Mortgaged Premises, (ii) the disbursement of all proceeds of the Mortgaged Premises collected by such receiver and the payment of all expenses incurred in connection therewith, and (iii) the termination of such receivership with the consent of the Beneficiary or pursuant to an order by a court of competent jurisdiction;

     6.2.3. exercise any and all remedies available to a secured party under the UCC in such order and in such manner as the Beneficiary in its sole discretion may determine; provided, however, that the expenses of retaking, holding, preparing for sale or the like, shall include reasonable attorneys' fees and other expenses of the Beneficiary and the Trustee and be secured by this Trust Deed;

     6.2.4. bring an action in any court of competent jurisdiction to foreclose this Trust Deed or enforce any of the terms, covenants and conditions hereof or contained in any other Security Document;

     6.2.5. elect to cause the Mortgaged Premises or any part thereof to be sold as follows:

          (a) deliver to the Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause the Trustor's interest in the Mortgaged Premises, or any portion thereof, to be sold, which notice the Trustee or the Beneficiary shall cause to be duly filed for record in the Official Records of the County in which the Mortgaged Premises is located;

          (b) upon receipt of such notice from the Beneficiary, the Trustee shall cause to be recorded, published and delivered to the Trustor, such Notice of Default and Election to Sell as then required by law and by this Trust Deed, the Trustee shall, without demand on the Trustor, after lapse of such time as may then be required by

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     law, and after recordation of such Notice of Default and after Notice of
     Sale having been given as required by law, sell the Mortgaged Premises at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items as the Beneficiary shall deem expedient, and in such order as the Beneficiary may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale; the Trustor hereby expressly waives any right which it may have to direct the order in which any of the Mortgaged Premises may be sold when it consists of more than one lot or parcel, and such order of sale, whether in a single sale or in multiple sales held on different days or at different times, shall be at the sole discretion of the Beneficiary; the Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied; the recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof; and any Person, including, without limitation, the Trustor, the Trustee or the Beneficiary, may purchase at such sale;

          (c) after deducting all costs, fees and expenses of the Trustee, including costs of evidence of title and attorneys' fees of the Trustee and the Beneficiary in connection with such sale, the Trustee shall apply, in the following priority, the proceeds of sale to payment of: (i) first, all sums expended under the terms hereof, not then repaid, with interest thereon at the Involuntary Rate, (ii) second, all other sums then secured hereby, in such order of priority and in such proportion as the Beneficiary in its sole discretion may elect, and (iii) the remainder, if any, to the Person lawfully entitled thereto;

          (d) subject to applicable law, the Trustee may postpone the sale of all or any portion of the Mortgaged Premises, by public announcement at the time and place of such sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale;

     6.2.6. exercise any or all of its other rights and remedies provided herein, in any of the Security Documents, or other document or agreement now or hereafter securing all or any portion of the Obligations secured

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hereby, or as provided by law, in such order of priority as the Beneficiary shall determine in its sole discretion.

     6.3. Sale; No Marshalling of Assets.

     6.3.1. In case of a foreclosure sale, all of the Mortgaged Premises may be sold in one parcel even though the proceeds of such sale exceed or may exceed the indebtedness secured hereby. The Beneficiary shall not be required to exercise any rights under this Trust Deed before proceeding against any other security, shall not be required to proceed against other security before proceeding under this Trust Deed, and shall not be precluded from proceeding against any or all of any security held by the Beneficiary for any or all of the indebtedness secured hereby in any order or at the same time.

     6.3.2. The Trustor agrees, to the full extent that it may lawfully do so, that in any foreclosure or other action brought by the Beneficiary to enforce this Trust Deed, it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent, hinder, delay or otherwise affect the enforcement of the provisions of this Trust Deed or any rights or remedies the Beneficiary may have hereunder or by law.

     6.3.3. If the Beneficiary shall elect to accelerate the indebtedness secured hereby following the occurrence of an Event of Default, the Trustor, within five (5) days after demand, will pay to the Beneficiary, or any receiver appointed in connection with the foreclosure of this Trust Deed, any and all amounts then held as security deposits under all Space Leases; and the Beneficiary or such receiver shall be deemed to indemnify the Trustor against all claims of tenants in respect of the security deposits so paid following such demand.

     6.4. Legal Expenses of the Beneficiary.

     6.4.1. The Trustor will pay to the Beneficiary or the Trustee, as the case may be, on demand, all costs, charges and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred or paid at any time by the Beneficiary or the Trustee (i) in connection with any action or proceeding to foreclose this Trust Deed or to recover or collect all, or any portion of the indebtedness secured hereby; and (ii) in connection with any modification or amendment or assignment

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of this Trust Deed or the other Security Documents, together with interest on each such payment made by the Beneficiary at the Involuntary Rate from the date of the Beneficiary's demand for such payment to the date of reimbursement by the Trustor.

     6.4.2. If any action or proceeding be commenced in which the Beneficiary or the Trustee is made a party, or in which it becomes necessary to defend or uphold the lien of this Trust Deed, all reasonable sums paid by the Beneficiary for the expense of any litigation to prosecute or defend the title, rights and lien created by this Trust Deed (including, without limitation, reasonable attorneys' fees) shall be paid by the Trustor, together with interest thereon at the Involuntary Rate from the date of the Beneficiary's demand for such payment to the date of reimbursement by the Trustor.

     6.5. Remedies Cumulative; No Waiver; Etc.

     6.5.1. No remedy in this Trust Deed conferred upon or reserved to the Beneficiary is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Beneficiary in exercising any right or power arising upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of or acquiescence in any such Event of Default; and every power and remedy given by this Trust Deed to the Beneficiary may be exercised from time to time as often as the Beneficiary may determine it is appropriate to do so.

     6.5.2. A waiver in one or more instances of compliance with any of the terms, covenants, conditions or provisions of the Note, the Loan Agreement or of the Security Documents shall apply to the particular instance or instances and at the particular time or times only, and no such waiver shall be deemed a continuing waiver. In any event, no waiver shall be effective, or be asserted by the Trustor as having been made, unless set forth in a writing signed by the Beneficiary.

     6.5.3. The Trustor waives and renounces all homestead and similar exemption rights with respect to the Mortgaged Premises provided for by the Constitution and laws of the United States and of the State as against the collection of the Security Documents, or any part thereof.


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     6.5.4. TRUSTOR HEREBY EXPRESSLY (1) WAIVES ANY RIGHTS IT MAY HAVE UNDER
CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THE NOTE, IN WHOLE OR IN PART, WITHOUT PENALTY EXCEPT AS PROVIDED IN THE NOTE, UPON ACCELERATION OF THE MATURITY DATE OF THE NOTE, AND (2) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF ANY OR ALL OF THE NOTE IS MADE, WHETHER VOLUNTARILY, OR UPON OR AFTER ANY ACCELERATION OF THE MATURITY DATE OF THE NOTE BY THE BENEFICIARY ON ACCOUNT OF ANY DEFAULT BY THE TRUSTOR UNDER THE NOTE, THIS DEED OF TRUST OR ANY OF THE OTHER SECURITY DOCUMENTS, INCLUDING, BUT NOT LIMITED TO, ANY TRANSFER OR DISPOSITION AS PROHIBITED OR RESTRICTED BY THE PROVISIONS OF THIS DEED OF TRUST, THEN THE TRUSTOR SHALL BE OBLIGATED TO PAY, CONCURRENTLY THEREWITH, ANY "BREAKAGE FEES" WHICH MAY THEN BE DUE UNDER THE NOTE. BY SIGNING THIS PROVISION IN THE SPACE PROVIDED BELOW, THE TRUSTOR AGREES THAT THE BENEFICIARY'S AGREEMENT TO ENTER INTO THE LOAN AGREEMENT CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT.

                                                                     -----------
                                                                     INITIALS OF
                                                                     THE TRUSTOR

     6.6. No Merger. It is the intention of the parties to this Trust Deed that if the Beneficiary or the Trustee shall at any time hereafter acquire title to all or any portion of the Mortgaged Premises, then, and until the indebtedness secured hereby has been paid in full, the interest of the Beneficiary hereunder and the lien of this Trust Deed shall not merge or become merged in or with the estate and interest of the Beneficiary or the Trustee as the holder and owner of title to all or any portion of the Mortgaged Premises and that, until such payment, the estate of the Beneficiary or the Trustee in the Mortgaged Premises and the lien of this Trust Deed and the interest of the Beneficiary hereunder shall continue in full force and effect to the same extent as if the Beneficiary or the Trustee had not acquired title to all or any portion of the Mortgaged Premises.


                                  ARTICLE VII.

                        Provisions of General Application


     7.1. Modifications. No change, amendment, termination, modification or cancellation of this Trust Deed, or of any part hereof, shall be valid unless set forth in a writing signed by the Trustor and the Beneficiary,

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except that only the Beneficiary need sign any satisfaction of this Trust Deed.

     7.2. Notices. All notices, demands, requests, consents, approvals or other communications (each, a "Notice") given or required to be given hereunder shall be sent to the addresses and in the manner required by the Loan Agreement.

     7.3. The Beneficiary's Rights to Perform the Trustor's Covenants. If the Trustor shall fail to pay or cause payment to be paid to the Beneficiary in accordance with the terms of the Security Documents, or to perform or observe any other term, covenant, condition or obligation required to be performed or observed by the Trustor under this Trust Deed or the other Security Documents, without limiting any other provision of this Trust Deed, and without waiving or releasing the Trustor from any obligation or default hereunder, after giving any notice to the Trustor required hereunder and after the passage of any applicable cure periods (or without such notice in the event of an emergency), the Beneficiary (or any receiver of the Mortgaged Premises) shall have the right, but not the obligation, to make any such payment, or to perform any other act or take any appropriate action, including, without limitation, entry on the Mortgaged Premises and performance of work thereat, as it, in its sole discretion, may deem necessary to cause such other term, covenant, condition or obligation to be promptly performed or observed on behalf of the Trustor or to protect the security of this Trust Deed. All amounts advanced by, or on behalf of, the Beneficiary in exercising its rights under this SECTION 7.3 (including, but not limited to, legal expenses and disbursements incurred in connection therewith), together with interest thereon at the Involuntary Rate from the date of the Beneficiary's demand upon the Trustor for reimbursement of such sums until reimbursement by the Trustor, shall be payable by the Trustor to the Beneficiary upon demand and shall be secured by this Trust Deed.

     7.4. Additional Sums Payable by the Trustor. All sums which, by the terms of this Trust Deed or any of the other Security Documents (excluding however the principal indebtedness evidenced by the Note), are payable by the Trustor to the Beneficiary shall, together with the interest thereon provided for herein or in the Note or such other Security Documents, be added to and deemed part of the indebtedness secured by the lien of this Trust Deed whether or not the provision which obligates the Trustor to make any such payment to the Beneficiary specifically so states.

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     7.5. Captions. The captions used in this Trust Deed are inserted only as a matter of convenience and for reference, and in no way define, limit, enlarge or describe the scope or intent of this Trust Deed or in any other way affect this Trust Deed or the construction of any provision hereof.

     7.6. Successors and Assigns. The covenants and agreements contained in this Trust Deed shall run with the land and bind the Trustor, the successors and assigns of the Trustor and all subsequent owners, encumbrances and Space Tenants of the Mortgaged Premises, or any part thereof; and shall inure to the benefit of the Beneficiary, its successors and assigns and all subsequent beneficial owners of this Trust Deed.

     7.7. Gender and Number. Wherever the context of this Trust Deed so requires, the neuter gender includes the masculine and/or feminine gender and the singular number includes the plural.

     7.8. Severability. If any one or more of the provisions contained in this Trust Deed shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Trust Deed; and this Trust Deed shall, in such event, be construed as if such invalid, illegal or unenforceable provision had never been included.

     7.9. Usury. Anything in the Note, the Loan Agreement, this Trust Deed or the other Security Documents to the contrary notwithstanding, the Beneficiary shall never be entitled to receive, collect or apply as interest on the principal amount of the Note or any other of the obligations secured hereby any amount in excess of the maximum rate of interest permitted to be charged by applicable law. In the event the Beneficiary ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be applied to the reduction of the principal amount of said obligations; and if said principal amount shall have been paid in full, shall be remitted to the Person lawfully entitled thereto. In determining whether or not the interest paid or payable in any specific instance shall exceed the highest lawful rate, the Trustor and the Beneficiary shall to the maximum extent permitted by applicable law (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof and (iii) "spread" the total amount of interest throughout the

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entire contemplated terms of the obligations so that the interest rate is uniform throughout the entire said term.

     7.10. Controlling Law. This Trust Deed shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and to be wholly performed within such state.

     7.11. Entire Agreement. This Trust Deed, together with the Note, the Loan Agreement and the other Security Documents, embodies the entire agreement and understanding between the parties relating to the subject matter hereof.


                                  ARTICLE VIII.

                              Particular Provisions


     The foregoing ARTICLES of this Trust Deed are subject to the following further provisions set forth in this ARTICLE VIII.

     8.1. Limited Recourse. The provisions of PARAGRAPH 6.16 of the Loan Agreement are hereby incorporated herein by reference.

     8.2. Environmental Representations and Warranties. The Trustor hereby makes the following representations and warranties to the Beneficiary with respect to the Mortgaged Premises:

     8.2.1. Compliance with Environmental Laws. To the best of the Trustor's knowledge based on all appropriate and thorough inquiry, (i) the Mortgaged Premises (including surface and subsurface soil and water and areas leased to tenants, if any), and the use and operation thereof, have been and are currently in compliance with all Environmental Laws (as hereinafter defined), (ii) all required permits are in effect, and the Trustor is in compliance therewith, and
(iii) all Hazardous Materials (as hereinafter defined) generated or handled on the Mortgaged Premises have been disposed of in a lawful manner.

     8.2.2. No Hazardous Materials. To the best of the Trustor's knowledge based on all appropriate and thorough inquiry (a) no Hazardous Release (as hereinafter defined) or other Hazardous Activity (as hereinafter defined) has occurred or is occurring on or from the

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Mortgaged Premises except in compliance with Environmental Laws and as has been disclosed in writing to the Beneficiary ("Disclosed Material"), (b) all Hazardous Materials used, treated, stored, transported to or from, generated or handled on the Mortgaged Premises have been disposed of on or off the Mortgaged Premises in a lawful manner, (c) no environmental or public health or safety hazards currently exist with respect to the Mortgaged Premises or the business or operations conducted thereon, (d) no underground storage tanks (including but not limited to petroleum or heating oil storage tanks) are present on or under the Mortgaged Premises or have been on or under the Mortgaged Premises, except as has been disclosed in writing to the Beneficiary, and (e) no changes have been made to or discovered regarding the operations, use or environmental conditions on the Mortgaged Premises since the date of the most recent written environmental assessment provided to the Beneficiary.

     8.2.3. No Environmental Actions. To the best of the Trustor's knowledge and based on all appropriate and thorough inquiry, the Mortgaged Premises is not listed on any local, state and/or federal lists of potentially contaminated sites, including, but not limited to, the National Priorities List, Comprehensive Environmental Response, Compensation and Liability Information System or any state or federal hazardous waste site or leaking underground storage tank lists, and there have been no past and there are no pending or threatened Environmental Actions (as hereinafter defined) to which the Trustor is a party or which relate to the Mortgaged Premises. The Trustor has not received any notice of any Environmental Action respecting Trustor, the Mortgaged Premises or any off-site facility to which has been sent any Hazardous Material for purposes of any Hazardous Activity.

     8.2.4. Mortgaged Premises Not Border Zone. To the best of the Trustor's knowledge, the Mortgaged Premises has not been designated as "border zone property" under the provisions of California Health and Safety Code Sections 25220 et seq., or any regulation adopted in accordance therewith, and there has been no occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Premises that could cause the Mortgaged Premises or any part thereof to be designated as "border zone property", except as has been previously disclosed in writing to the Beneficiary.

     8.2.5. Definitions. For purposes of this Trust Deed, the following capitalized terms shall have the meanings set forth below:

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          "Environmental Action" shall mean:

          (a) any notice of violation, complaint, claim, citation, demand, inquiry, report, action, assertion of potential responsibility, lien, encumbrance, or proceeding regarding the Mortgaged Premises, whether formal or informal, absolute or contingent, matured or unmatured, brought or issued by any governmental unit, agency, or body, or any person or entity respecting:

               (1) any Environmental Law;

               (2) the environmental condition of the Mortgaged Premises, or any portion thereof, or any property near the Mortgaged Premises, including actual or alleged damage or injury to humans, public health, wildlife, biota, air, surface or subsurface soil or water, or other natural resources; or

               (3) any Hazardous Activity on the Mortgaged Premises or off-site;

          (b) any violation or claim of violation by the Trustor of any Environmental Law whether or not involving the Mortgaged Premises;

          (c) any lien for damages caused by, or the recovery of any costs incurred by any person or entity, including any governmental entity, for the investigation, remediation or cleanup of any Hazardous Release or threatened Hazardous Release on the Mortgaged Premises; or

          (d) the destruction or loss of use of property, or the injury, illness or death of any officer, director, employee, agent, representative, tenant or invitee of the Trustor or any other person alleged to be or possibly to be arising from or caused by the environmental condition of the Mortgaged Premises or any Hazardous Activity on the Mortgaged Premises.

          "Environmental Laws" shall mean:

          (a) any present or future federal statute, law, code, rule, regulation, ordinance, order, standard, permit, license, guidance document or requirement (including consent decrees, judicial decisions and administrative orders) together with all related amendments, implementing regulations and reauthorizations, pertaining to the protection, preservation, conservation or regulation of the environment, including, but not limited to: the

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     Comprehensive Environmental Response, Compensation, and Liability Act of
     1980, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. Sections 9601 et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 et seq. ("RCRA"); the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq. ("TOSCA"); the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; the Clean Water Act, 33 U.S.C. Sections 1251 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq. ("HMTA"); the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136 et seq.; and the Atomic Energy Act, 42 U.S.C. Sections 2011 et seq.

          (b) any present or future state or local statute, law, code, rule, regulation, ordinance, order, standard, permit, license or requirement (including consent decrees, judicial decisions and administrative orders) together with all related amendments, implementing regulations and reauthorizations, pertaining to the protection, preservation, conservation or regulation of the environment.

          "Hazardous Activity" shall mean any use, exposure, Hazardous Release, generation, manufacture, sale, transport, handling, storage, treatment, reuse, presence, decontamination, clean-up or recycling of any Hazardous Material.

          "Hazardous Materials" shall mean (a) all substances defined as "hazardous substances", "hazardous materials", "toxic substances", "hazardous wastes" or "solid waste" in CERCLA, RCRA, TOSCA or HMTA; (b) those substances listed in the United States Department of Transportation Table (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as "hazardous substances" (40 C.F.R. Part 302 and amendments thereto); those substances defined as "hazardous wastes" in Section 25117 of the California Health and Safety Code or as "hazardous substances" in Section 25316 of the California Health and Safety Code, and in the regulations adopted and publications promulgated pursuant to said laws or which otherwise are or become regulated by any governmental authority, agency, department, commission, board or instrumentality of the United States of America, the State of California or any political subdivision thereof; (d) any hazardous, dangerous or toxic chemical, material, waste, pollutant, contaminant or substance (collectively, "Pollutants") within the meaning of any Environmental Law prohibiting, limiting or otherwise regulating any Hazardous

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     Activity relating to any such Pollutant; (e) any petroleum, crude oil, or fraction or by-product thereof; (f) any radioactive material, including any source, special nuclear or by-product material as defined at 42 U.S.C. Sections 2011 et seq., as amended or hereafter amended, and in the regulations adopted and publications promulgated pursuant to said law; (g) asbestos-containing materials in any form or condition; and (h) polychlorinated biphenyls in any form or condition.

          "Hazardous Release" shall mean the release of Hazardous Materials into the environment by any means whatsoever, including but not limited to any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping removing or disposing (including the abandonment or discarding of barrels, containers and other receptacles containing any Hazardous Material).


                                   ARTICLE IX.

                                     Trustee

     9.1. Concerning the Trustee.

     9.1.1. The Trustee, by its acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation (payable by the Trustor) in lieu thereof for any services rendered by it in accordance with the terms hereof.

     9.1.2. The Trustee may resign at any time upon giving thirty (30) days' notice in writing to the Beneficiary and the Trustor.

     9.1.3. The Beneficiary, without cause may remove the Trustee at any time and select a successor Trustee. In the event of the removal, resignation, refusal to act, or inability to act of the Trustee, or in its sole discretion for any reason whatsoever the Beneficiary may, without notice and without specifying any reason therefore and without applying to any court, select and appoint a successor Trustee; and all powers, rights, duties and authority of the Trustee, as aforesaid, shall thereupon become vested in such successor. Such successor Trustee shall not be required to give bond for the faithful performance of its duties unless required to do so by the

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Beneficiary. Each such appointment and substitution shall be by written instrument executed by the Beneficiary containing reference to this Trust Deed sufficient to identify it, which, when recorded in the office of the county clerk of the court or counties in which the Mortgaged Premises is situated, shall be conclusive proof of proper appointment of the successor trustee. The recital or statements in any instrument executed by the Trustee, in pursuance of any of said trusts of the due authorization of any agent of the Trustee executing the same shall for all purposes be conclusive proof of such authorization.

     9.1.4. The Trustee, at any time, upon request of the Beneficiary, may reconvey to the Trustor or the Trustor's successors or assigns, any portion of the Mortgaged Premises without affecting the personal liability of any person for the payment of any said indebtedness, or the lien of this Trust Deed upon the remainder of the Mortgaged Premises not reconveyed.

     9.1.5. The Trustor forthwith upon request, at any and all times hereafter, at the expense of the Trustor, will cause to be made, executed, acknowledged and delivered to the Trustee, any and every deed or assurance in law which the Trustee or counsel of the Trustee shall reasonably require for the more sure, effectual and

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satisfactory granting and confirming of the Mortgaged Premises unto the Trustee.

     IN WITNESS WHEREOF, the Trustor has executed this Trust Deed as of the day and year first above written.

                                      "Trustor"

                                   CORPORATE REALTY INCOME
                                   FUND I, L.P., a Delaware
                                   limited partnership


                                   By:   _______________________
                                         Robert F. Gossett, Jr.,
                                         general partner


                                   By:   1345 Realty Corporation,
                                         general partner


                                         By:  ________________________
                                              Robert F. Gossett, Jr.,
                                              President



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State of _____________________                        )
County of ____________________                        )

On ________________ before me, ________________________________________________
        Date
_______________________________________________________________________________,
                  NAME, TITLE OF OFFICER-E.G., "JANE DOE, NOTARY PUBLIC" personally appeared ___________________________________________________________
                                     NAME(S) OF SIGNER(S)
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


Signature_______________________________                                 (Seal)



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                                   EXHIBIT A

                                    PREMISES

PARCEL 5, IN THE CITY OF MONTEREY PARK, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 16386, FILED IN BOOK 175 PAGES 36 TO 40 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING FROM THAT PORTION OF SAID PARCEL 5, LYING WITHIN THAT PORTION OF THE NORTHWEST QUARTER OF SECTION 32, TOWNSHIP 1 SOUTH, RANGE 12 WEST, SAN BERNARDINO MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERLY  LINE OF SAID SECTION 32, SAID POINT BEING
466.52 FEET EASTERLY OF THE NORTHWEST CORNER OF SAID SECTION 32; THENCE SOUTHERLY ALONG A LINE PARALLEL WITH THE WESTERLY LINE OF SAID SECTION 32, 500 FEET TO A POINT; THENCE EASTERLY ALONG A LINE PARALLEL WITH THE NORTHERLY LINE OF SAID SECTION 32, TO ITS INTERSECTION WITH THE EASTERLY LINE OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 32; THENCE NORTHERLY ALONG SAID EASTERLY LINE OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 32, 500 FEET TO THE NORTHERLY LINE OF SAID SECTION; THENCE WESTERLY ALONG THE NORTHERLY LINE OF SAID SECTION TO THE POINT OF BEGINNING, ALL OIL, ASPHALTUM, PETROLEUM AND NATURAL GAS, TAR OR OTHER HYDROCARBON SUBSTANCES AND PRODUCTS, FROM UNDER OR UPON THE SAID LANDS, WITH THE RIGHT TO REMOVE AND STORE AND SELL SUCH SUBSTANCES AND PRODUCTS THEREFROM, TOGETHER WITH ALL RIGHTS FOR THE PURPOSE OF MINING, EXCAVATING, BORING, DRILLING, SINKING OR OTHERWISE COLLECTING AND DEVELOPING SAID MINERAL SUBSTANCES AND THE RIGHT TO DEVELOP, STORE AND USE WATER FOR SUCH OPERATIONS AND DEVELOPMENT, AS RESERVED IN DEED FROM HUNTINGTON LAND IMPROVEMENT COMPANY, A CALIFORNIA CORPORATION, RECORDED OCTOBER 25, 1918 IN BOOK 6707 PAGE 300 OF DEEDS.

ALL OF WHICH RIGHTS WERE LIMITED TO THAT PORTION LYING BELOW A DEPTH OF 500 FEET, MEASURED FROM THE SURFACE OF SAID LAND, BY DEED EXECUTED BY SECURITY PACIFIC NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, SUCCESSOR BY MERGER TO SECURITY FIRST NATIONAL BANK OF LOS ANGELES, AS TRUSTEE UNDER THE WILL OF HENRY
E. HUNTINGTON, DECEASED (TRUST NO. 2-018442-0), RECORDED DECEMBER 17, 1980 AS INSTRUMENT NO. 80-1264035.

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